Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May [•], 2024, between Canopy Growth Corporation, a corporation governed by the federal laws of Canada (the “Company”), and [•], a [•] (the “Investor”).

This Agreement is made pursuant to the Exchange and Subscription Agreement, dated as of May [•], 2024, between the Company and the Investor (the “Exchange and Subscription Agreement”).

The Company and the Investors hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Exchange and Subscription Agreement shall have the meanings given to such terms in the Exchange and Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(b).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the Company shall cause the Initial Registration Statement to become effective under the 1933 Act within 75 days (the “Effectiveness Deadline”), and with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 5th Trading Day following the date the staff of the SEC informs the Company that it is not going to review the additional Registration Statement (or, in the event of a “full review” by the Commission, as soon as reasonably practicable after the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the staff of the SEC that one or more of the above Registration Statements is no longer subject to further review and comment by the staff of the SEC, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means, with respect to the Initial Registration Statement, as soon as reasonably practicable following the filing by the Company of its Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2024, but in no event later than forty- five (45) days after the Closing Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(f).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Underlying Shares issued and issuable, in each case, to the Investor upon the conversion of the Debentures issued on the Closing Date , (b) all Warrant Shares then issued and issuable to the Investor, in each case upon exercise of the Warrants issued on the Closing Date (the “Warrant Shares”), (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders, and the Company or counsel to the Company has provided an instruction letter/opinion to the Transfer Agent to remove all restrictive legends on all Registrable Securities and all such legends under the Securities Act have been removed. Notwithstanding the foregoing, each Investor acknowledges that the Company is an issuer described in Rule 144(i)(1)(ii) under the Securities Act, and the Registrable Securities will no longer be Registrable Securities if, in connection with the Company’s efforts to remove the legends from the Registrable Securities in accordance with the immediately preceding clause (c) of this definition of Registrable Securities, the Company provides the Investors with notice of its request that the Investors provide a duly executed Legend Removal Certificate in the form attached hereto as Annex A (a “Legend Removal Certificate”), and the Investors do not provide a duly executed Legend Removal Certificate within three Trading Days from receiving notice of such request.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Selling Securityholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

2.	Shelf Registration.

(a)            On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3ASR (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3ASR, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)) and shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex B and substantially the “Selling Securityholder” section attached hereto as Annex C, in each case, subject to any comments from the staff of the SEC requiring changes to the Plan of Distribution or Selling Securityholder section of the Prospectus; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Deadline, and shall use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities cease to be Registrable Securities (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 4:00 p.m. (New York City time) or as soon thereafter as is practicable on a Trading Day. The Company shall immediately notify the Holders via e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company is notified of such effectiveness by the staff of the SEC. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the SEC as required by Rule 424.

(b)            Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(d); provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09.

(c)            Notwithstanding any other provision of this Agreement, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

b.	Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

c.	Third, the Company shall reduce Registrable Securities represented by Underlying Shares (applied, in the case that some Underlying Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Underlying Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least three (3) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d)            If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall, to the extent permitted by SEC Guidance, maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(e)            Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an “underwriter” without the prior written consent of such Holder; provided, however, the Company shall not be required to pay Liquidated Damages in the event the Initial Registration Statement is not effective because the a Holder refuses to be named as an “underwriter”.

(f)             In the event the Initial Registration Statement is not declared effective (or automatically effective in the case of a Form S-3ASR) by the Effectiveness Deadline, the Company shall pay the Investor an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1% of the aggregate principal amount of the Debentures. In addition, for each 30-day period after the Effectiveness Deadline that the Initial Registration Statement has not become effective, the Company shall pay the Investor an amount in cash, as Liquidated Damages, equal to 2% of the aggregate principal amount of the Debentures (pro-rated for any portion of such 30-day period). Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a Registration Statement and no Liquidated Damages shall accrue if the Company is not able to file a Registration Statement solely because of the Investor’s failure to provide the information required to be provided in the Selling Securityholder Questionnaire.

3.	Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than forty-eight (48) hours prior to the filing of each Registration Statement and not less than twenty-four (24) hours prior to the filing of any related Prospectus or any amendment or supplement thereto (other than any prospectus supplement filed to update a Prospectus with filings the Company makes pursuant to Section 13 and 15(d) of the Exchange Act), the Company shall furnish to each Holder copies of all such documents proposed to be filed, which will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith (as determined in the sole discretion of the Company), provided that, the Company is notified of such objection in writing no later than twenty-four (24) hours after the Holders have been so furnished copies of a Registration Statement or one twenty-four (24) hours after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex D (a “Selling Securityholder Questionnaire”) on a date that is not less than one (1) Trading Day prior to the Filing Date.

(b)            (i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non- public information regarding the Company or any of its Subsidiaries or that does not relate to the offering or the Registrable Securities), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement, as so amended, or in such Prospectus, as so supplemented.

(c)            Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries, and the Company agrees that the Holders shall not have any duty of confidentiality to the Company or any of its Subsidiaries and shall not have any duty to the Company or any of its Subsidiaries not to trade on the basis of such information.

(d)            Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)            Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(f)            Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)            Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)            If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent the Holder complies with the Share Transfer Memorandum attached hereto as Annex E (the “Share Transfer Memorandum”), of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(i)             Upon the occurrence of any event contemplated by Section 3(c)(iii)-(vi), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(j)             Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the 1934 Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(k)            The Company shall use its reasonable best efforts to become eligible to use Form S-3 (or any successor form thereto) and, if eligible to use Form S-3 (or any successor form thereto), the Company shall use its reasonable best efforts to maintain such eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(l)             The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Common Shares beneficially owned by such Holder and, if required by the SEC, the natural persons thereof that have voting and dispositive control over the shares.

4.              Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any Trading Market on which the Common Shares are then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.	Indemnification.

(a)            Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Shares), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex B hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(e).

(b)            Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus, (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Securityholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex B hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)- (vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding, or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)            Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.	Miscellaneous.

(a)            Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)            Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(c)            Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Warrants), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(d)            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Exchange and Subscription Agreement.

(e)            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.

(f)             No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(g)            Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(h)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(i)             Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j)             Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)            Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(l)             Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO CGC RRA]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

Annex A

LEGEND REMOVAL CERTIFICATE

The undersigned shareholder (the “Shareholder”) of CANOPY GROWTH CORPORATION, a corporation organized and existing under the Canada Business Corporations Act (the “Company”), is delivering this certificate to the Company in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations issued in the Shareholder’s name with respect to the number of common shares, no par value, of the Company set forth on Schedule I hereto (the “Shares”).

A.	The Shareholder hereby represents and warrants to the Company that the Shareholder is not currently an affiliate of the Company, as that term is defined in paragraph (a)(1) of Rule 144 promulgated under the Securities Act (“Rule 144”), and has not been an affiliate of the Company for a period of three months prior to the date hereof.

B.	The Shareholder acquired and fully paid for the above securities at least one year ago, or acquired the securities from a non-affiliate of the Company, who acquired and fully paid for the securities at least one year ago, with such time periods being computed in accordance with paragraph (d) of Rule 144 and interpretations of the Division of Corporation Finance of the Securities and Exchange Commission thereunder.

C.	The Shareholder hereby represents and warrants to the Company that the Shareholder is sophisticated in financial matters and is familiar with the registration requirements under the Securities Act. If the Shareholder is an investment fund, the Shareholder’s chief compliance officer (or the chief compliance officer of the general partner, manager or other entity which manages the Shareholder) has reviewed this certificate and is aware that the Shareholder will be executing and delivering this certificate to the Company and undertaking the obligations set forth herein.

D.	The Shareholder acknowledges that the Company is formerly a “special purpose acquisition corporation” and therefore an issuer described in subsection (i)(1)(ii) of Rule 144.

E.	The Shareholder did not originally acquire the Shares with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act.

F.	If the Shareholder is an investment fund, the Shareholder has established and maintains adequate controls and procedures to ensure that the Shares are transferred and/or sold only pursuant to: (i) an effective resale registration statement under the Securities Act registering the Shareholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein or (ii) an exemption from the registration requirements of the Securities Act. Such controls include, but are not limited to, procedures designed to identify, segregate, and control the Shares. Such controls and procedures are effective in all material respects to perform the functions for which they were established.

G.	The Shareholder hereby covenants that:

1.	The Shareholder will transfer the Shares only:

(a)	pursuant to an effective resale registration statement under the Securities Act registering the Shareholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein, provided that the Shareholder has not received oral or written notice from the Company that use ofthe prospectus is suspended or that the prospectus otherwise may not, at such time, be used for transfers of the Shares; or

(b)	in accordance with Rule 144, including the requirement of subsection (i)(2) of Rule 144 that the Company: (i) be then subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) has filed all reports and other materials required to be filed by Section 13 or 15(d) of such Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports; or

(c)	pursuant to another exemption from the registration requirementsof the Securities Act, provided that the Shareholder provides the Company with advance notice of such transfer and an opinion of counsel reasonably acceptable to the Company that the proposed transfer is exempt from the registration requirements of the Securities Act.

2.	The Shareholder acknowledges and agrees that the Company is under no obligation to provide oral or written notice to the Shareholder regarding the availability of an exemption from registration pursuant to Rule 144, and the Shareholder shall be responsible for ensuring that any proposed transfers of the Shares in reliance upon Rule 144 comply with Rule 144, including without limitation subsection (i)(2) thereof. The Shareholder further acknowledges and agrees that Rule 144 may not be available as an exemption from registrationfor future transfers of Shares.

3.	The Shareholder will provide the Company with any update to the Shareholder’s contact information set forth on the signature page hereof for purposes of any notification to be delivered to the Shareholder relating hereto.

H.	The Shareholder agrees that, in connection with the matters described above, the Company, Paul Hastings LLP, its legal counsel, and Odyssey Trust Company, its transfer agent, may rely upon the statements, representations and warranties made herein, as if this certificate had been addressed to them, (i) with respect to Paul Hastings LLP, for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares, and, (ii) with respect to Odyssey Trust Company, in connection with the removal of the transfer restriction legends from the Shares.

[Signature page follows]

Very truly yours,

Name of Shareholder:

Signature:

Name of Signatory:

Title of Signatory:

Date:

Contact Name No. 1:

Phone Number:

Email:

Contact Name No. 2:

Phone Number:

Email:

Schedule I

Entity/Individual Legal Name	Registration Name	Tax Identification Number	Number of Shares	Share Certificate or Book Entry Information

Annex B

Plan of Distribution

We are registering the Shares to permit the resale of the Shares by the holder thereof from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Securityholder of the Shares. We will bear all costs, fees and expenses incurred in effecting the registration of the Shares covered by this prospectus.

The Selling Securityholder may sell all or a portion of the Shares beneficially owned by it and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting fees, discounts or commissions or agent’s commissions. The Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The Selling Securityholder will act independently of us in making decisions with respect to the timing, manner and size of each sale of Shares. These sales may be effected in transactions, which may involve cross or block transactions. The Selling Securityholder may use one or more of the following methods when disposing of the Shares or interests therein:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	in an exchange distribution in accordance with the rules of the applicable exchange;

•	in privately negotiated transactions;

•	in short sales;

•	through the distribution of the Shares by the Selling Securityholder to its partners, members or stockholders;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	in sales pursuant to Rule 144 under the Securities Act;

•	whereby broker-dealers may agree with the Selling Securityholder to sell a specified number of such Shares at a stipulated price per share;

•	in a combination of any such methods of sale; and

•	in any other method permitted pursuant to applicable law.

In addition, a Selling Securityholder that is an entity may elect to make a pro rata in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

If the Selling Securityholder effects such transactions by selling Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Securityholder or commissions from purchasers of the Shares for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the Shares or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging in positions they assume. The Selling Securityholder may also sell the Shares short and deliver Shares covered by this prospectus to close out short positions and to return borrowed Common Shares in connection with such short sales. The Selling Securityholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares.

The Selling Securityholder may pledge or grant a security interest in some or all of the Shares owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act by amending, if necessary, the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as a Selling Securityholder under this prospectus. Each Selling Securityholder also may transfer and donate the Shares owned by it in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Securityholder and any broker-dealer participating in the distribution of the Shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the Shares is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of Shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the Selling Securityholder and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. The Selling Securityholder may indemnify any broker-dealer that participates in transactions involving the sale of the Shares against certain liabilities, including liabilities arising under the Securities Act.

Under the securities laws of some states of the United States, the Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states of the United States, the Shares may not be sold unless such Shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

The aggregate proceeds to the Selling Securityholder from the sale of the Shares offered will be the purchase price of the Shares less discounts or commissions, if any. The Selling Securityholder reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of Shares to be made directly or through agents. There can be no assurance that the Selling Securityholder will sell any or all of the Shares registered hereunder.

The Selling Securityholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the Selling Securityholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the Shares to engage in market-making activities with respect to the Common Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Common Shares.

We will pay all expenses of the registration of the Shares pursuant to the Subscription Agreements, including, without limitation, SEC filing fees and expenses of compliance with state securities or “Blue Sky” laws; provided, however, that the Selling Securityholder will pay all underwriting fees, discounts or commissions attributable to the sale of the Shares and any legal fees and expenses of counsel to the Selling Securityholder. We may be indemnified by the Selling Securityholder against certain liabilities, including certain liabilities under the Securities Act or the Exchange Act, that may arise from any written information furnished to us by the Selling Securityholder specifically for use in this prospectus.

Once sold hereunder, the Shares will be freely tradable in the hands of persons, other than our affiliates.

Annex C

SELLING SECURITYHOLDERS

Unless the context otherwise requires, as used in this prospectus, “Selling Securityholder” includes the selling securityholder listed below and donees, pledgees, permitted transferees or other successors-in-interest selling shares received after the date of this prospectus from the selling securityholder as a gift, pledge or other non-sale related transfer.

On May [•], 2024, we entered into an Exchange and Subscription Agreement (the “Exchange and Subscription Agreement”) with the Selling Securityholders. Pursuant to the Exchange and Subscription Agreement, the Company issued to the Selling Securityholder $[•] in principal amount of Debentures and Warrants to purchase [•] Shares in exchange for $[•] in principal amount of notes held by the Selling Securityholder and a cash payment to the Company by the Selling Securityholder of $[•] in a private placement (the “Private Placement”).

We have prepared this prospectus to allow the Selling Securityholder or its successors, assignees or other permitted transferees to sell or otherwise dispose of, from time to time, up to [•] Shares. On May  [•], 2024, in connection with the Private Placement, we entered into a registration rights agreement with the Selling Securityholders, pursuant to which we agreed to register the resale of the Shares. The Debentures and Warrants , were issued by the Company in reliance on the exemption from securities registration in Section 4(a)(2) under the Securities Act.

The Shares to be offered by the Selling Securityholders pursuant to this prospectus are “restricted” securities under applicable federal and state securities laws and are being registered under the Securities Act to give the Selling Securityholders the opportunity to sell the Shares publicly. The registration of the Shares does not require that any of the Shares be offered or sold by the Selling Securityholders.

No estimate can be given as to the amount or percentage of Common Shares that will be held by the Selling Securityholders after any sales of Shares are made pursuant to this prospectus because the Selling Securityholders are not required to sell any of the Shares being registered hereunder. The table below assumes that the Selling Securityholders will sell all of the Shares listed in this prospectus and that they do not purchase additional Common Shares.

Unless otherwise indicated in the footnotes to the table below, the Selling Securityholders have not had any material relationship with us or any of our affiliates within the past three years other than as a security holder.

We have prepared the table below based on written representations and information furnished to us by or on behalf of the Selling Securityholders. Since the date on which the Selling Securityholders provided this information, the Selling Securityholders may have sold, transferred or otherwise disposed of all or a portion of the Common Shares in a transaction exempt from the registration requirements of the Securities Act. Unless otherwise indicated in the footnotes to the table below, we believe that (1) the Selling Securityholders are not broker-dealers or affiliates of a broker-dealer, (2) the Selling Securityholders do not have direct or indirect agreements or understandings with any person to distribute its respective Shares, and (3) the Selling Securityholders have sole voting and investment power with respect to all Shares beneficially owned. To the extent any Selling Securityholder is, or is affiliated with, a broker-dealer, it could be deemed to be, under SEC Staff interpretations, an “underwriter” within the meaning of the Securities Act. Information about the Selling Securityholders may change over time. Any changed information will be set forth in amendments or supplements to this prospectus, if required.

C-1

Under the terms of the warrants, a Selling Securityholder may not exercise the warrants to the extent such exercise would cause such Selling Securityholder, together with its affiliates and attribution parties, to beneficially own a number of Common Shares which would exceed 4.99% (the “Maximum Percentage”) of our then outstanding Common Shares following such exercise, excluding for purposes of such determination Common Shares issuable upon exercise of such warrants which have not been exercised. The number of Shares in the second and fourth columns do not reflect this limitation. The Selling Securityholders may sell all, some or none of their Shares in this offering. See “Plan of Distribution.”

The following table sets forth information with respect to the beneficial ownership of our Common Shares held, as of May [•], 2024, by the Selling Securityholders and the number of Shares being offered hereby and information with respect to Common Shares to be beneficially owned by the Selling Securityholders after completion of this offering. The percentages in the following table reflect the Common Shares beneficially owned by the Selling Securityholders as a percentage of the total number of Common Shares outstanding as of May [•], 2024. As of such date, [•] Common Shares were outstanding.

	Total Number of Common Shares Beneficially Owned Prior to the Offering(1)		Maximum Number of Common Shares that may be Offered Pursuant	Common Shares Beneficially Owned After this Offering(1)(2)
Name	Number	Percentage	to this Prospectus	Number	Percentage
[•](3)
[•](4)

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to warrants, options and other convertible securities held by that person that are currently exercisable or exercisable within 60 days (of May [•], 2024) are deemed outstanding. Common Shares subject to warrants, options and other convertible securities, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Assumes that the Selling Securityholders dispose of all of the Common Shares covered by this prospectus and do not acquire beneficial ownership of any additional Common Shares. The registration of these Common Shares does not necessarily mean that the Selling Securityholders will sell all or any portion of the Common Shares covered by this prospectus.

(3)	Consists of [•].

(4)	Consists of [•].

C-2

Annex D

CANOPY GROWTH CORPORATION

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common shares (the “Registrable Securities”) of Canopy Growth Corporation, a corporation governed by the federal laws of Canada (the “Company”), understands that the Company has filed or intends to file with the SEC a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is originally annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person(s) (which means a/the natural person(s) who directly or indirectly alone or with others has/have power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

E-Mail:

Contact Person and Title:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐  No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐  No ☐

Note: If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an “underwriter” in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note: If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an “underwriter” in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Exchange and Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the Securities Act Sections Compliance and Disclosure Interpretation 239.10 of the Division of Corporation Finance of the SEC regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the Selling Securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or the undersigned’s affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Annex E

To:	Persons Receiving Restricted Canopy Growth Corporation Common Shares Pursuant to the Conversion of Debentures and the Exercise of Warrants Issued Pursuant to the Exchange and Subscription Agreement Dated May [•], 2024

Re:	Process for Selling Restricted Common Shares

Date: May [•], 2024

This memorandum is being sent to certain persons (the “Sellers” or “you”) that received restricted Debentures convertible into common shares (the “Underlying Shares”) of Canopy Growth Corporation (“Canopy”) and warrants (the “Warrants”) to purchase restricted common shares (the “Warrant Shares” and, together with the Underlying Shares, the “Shares”) pursuant to that certain Exchange and Subscription Agreement, Dated May [•] 2024 (the “Agreement”).

In accordance with the Agreement and a related Registration Rights Agreement, dated May [•], 2024, between Canopy and each of the Sellers (the “Registration Rights Agreement”), Canopy will file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of all of the restricted Shares that will or may be received by the Sellers (the “Registration Statement”) and a related prospectus (the “Prospectus”).

This memorandum is intended to provide answers to questions about the process for (i) selling the restricted Shares pursuant to the Registration Statement and the Prospectus or (ii) an entity to make a pro rata in-kind distribution of Shares to its members, partners or other shareholders as described in the Plan of Distribution contained in the Prospectus (a “Pro-Rata Distribution”).

What evidence is there to indicate my ownership of my restricted Shares?

On or shortly after the issuance of Shares pursuant to the Debentures or the Warrants, Canopy’s transfer agent, Odyssey Trust Company (“Odyssey”), will issue an account statement to you, which will be sent to you via email. The account statement will include the legal name under which the restricted Shares were issued, your contact address, your account number at Odyssey and the number of restricted Shares issued to you in “book entry” (i.e., electronic) form on the books of Canopy at Odyssey. Although the restricted Shares will be held at Odyssey, you will be the legal and registered owner of such restricted Shares.

When you receive your account statement, please advise Canopy of any errors in the information included in your account statement so that a corrected statement can be generated for you.

Are my restricted Shares subject to a contractual “lock-up period” during which they cannot be sold?

No, your restricted Shares are not subject to contractual lock-up restrictions.

When may I sell or when may an entity make a Pro-Rata Distribution of my restricted Shares?

You may sell or an entity may make a Pro-Rata Distribution of restricted Shares pursuant to the Registration Statement and the Prospectus after the SEC declares the Registration Statement effective and Canopy files the final Prospectus with the SEC (provided the Registration Statement remains effective at the time of sale).

Can I transfer my restricted Shares to my brokerage account?

For a period of at least one year after the date of issuance of Shares pursuant to the Agreements (the “Issuance Date”), you will not be able to transfer your restricted Shares to your brokerage account or otherwise, other than in connection with a sale of such restricted Shares pursuant to the Prospectus or a sale pursuant to Rule 144 promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”), see “How do I sell my restricted Shares held in book entry form at Odyssey?”

One year after the Issuance Date, assuming you are not an affiliate of Canopy and you provide Canopy with an executed Legend Removal Certificate (as such term is defined in the Registration Rights Agreement), Canopy will work with Odyssey to remove the restrictive legend from the Shares.

How do I sell my restricted Shares held in book entry form at Odyssey?

Once the SEC declares the Registration Statement effective and Canopy files the final Prospectus, assuming the use of the Registration Statement or the Prospectus has not been suspended pursuant to the terms of the Registration Rights Agreement, you may sell your restricted Shares at any time by completing the following steps (in order):

1.	Your broker executes a sale for the number of restricted Shares you wish to sell (which sale will be covered by unrestricted Shares obtained as set forth below); and

2.	Your broker delivers to Odyssey (i) an original signed representation letter from the broker stating which securities are being sold (an example of this letter is attached hereto as Exhibit A, although your broker may have its own form) and (ii) a DRS statement evidencing the Shares being sold by Seller.

Following receipt of the above documents properly completed and executed, Odyssey will remove the restriction from the Shares being sold and forward the DRS statement representing the unrestricted Shares to your broker. Your broker will then deposit these Shares electronically through the DTC/CDS system. In order for your broker to receive the unrestricted Shares in time to settle the sale of the Shares, the Broker should request the issuance of the Shares on a “rush” basis. Any rush fees shall be paid by Canopy.

How does an entity make a pro rata in-kind distribution of Shares to its members, partners or stockholders pursuant to the Registration Statement?

Once the SEC declares the Registration Statement effective and Canopy files the final Prospectus, assuming the use of the Registration Statement or the Prospectus has not been suspended pursuant to the terms of the Registration Rights Agreement, a Seller that is an entity may make a Pro-Rata Distribution by completing the following steps:

1.	The entity making the Pro-Rata Distribution shall deliver to Odyssey an original signed representation letter substantially in the form set forth in, and providing the information required by, the letter attached hereto as Exhibit B (the “Distribution Representation Letter”).

2.	The entity making the Pro-Rata Distribution shall deliver to Odyssey an original signed Securities Transfer Form attaching Schedule I to the Distribution Representation Letter to identify each person to whom such entity is distributing Shares (each a “Distributee”) signed by such entity with a medallion signature guarantee pursuant to which such entity making the Pro Rata Distribution transfers its Shares into the names of each Distributee (a form Securities Transfer Form is attached as Exhibit C hereto; please note page 2 of the Securities Transfer Form does not need to be completed).

Following receipt of the above documents properly completed and executed, Odyssey will transfer the Shares into accounts it will create for each Distributee and will email each Distributee an account statement evidencing the issuance of unrestricted Shares to such Distributee.

Are there any fees for selling pursuant to the Prospectus?

You are not subject to any fees for selling the Shares, other than any brokerage fees that may be charged by your broker for executing trades on your behalf and legend removal fees that may be invoiced to your broker by Odyssey. Canopy will pay any rush fees charged by Odyssey in connection with removal of legends in connection with a sale.

Who can I contact with questions about selling or distributing my Shares pursuant to the Prospectus?

Below is contact information for Odyssey in case you have questions about selling or distributing your Shares pursuant to the Prospectus.

Department:	Restrictions
Telephone:	1 (888) 290-1175 – Toll Free Line
Email:	restrictions@odysseytrust.com
Address:	Trader’s Bank Building 702, 67 Yonge Street, Toronto ON M5E 1J8

Exhibit A

Broker’s Representation Letter

[On Broker’s Letterhead]

[Date]

Odyssey Trust

Company Trader’s

Bank Building 702, 67

Yonge Street, Toronto

ON M5E 1J8

Re:         Canopy Growth Corporation

Ladies and Gentlemen:

In connection with the sale of                             common shares (the “Shares”) of Canopy Growth Corporation (the “Company”) for                             [print name of seller] (“Seller”) through us under the Company’s registration statement on Form S-1 (File No. 333-[•]) filed with the U.S. Securities and Exchange Commission (“SEC”) on [June [•], 2024]1 (the “Registration Statement”) and the related prospectus filed with the SEC pursuant to Rule 424(b)(3) on [June [•], 2024]2 (the “Prospectus”), we hereby advise you that:

3.	We sold the Shares in a brokerage transaction on on behalf of , our client.

4.	We have enclosed a DRS statement of [INSERT CLIENT’S NAME] evidencing the Shares that we sold.

5.	We complied with the delivery requirements in accordance with the provisions of the Registration Statement and the Prospectus.

6.	The Registration Statement was effective at the time of the sale(s).

7.	We would like the shares transferred to us on a [same day/24 hour] rush basis.

Please issue the unrestricted Shares in the name of [NAME OF BROKER OR SELLER] and send the DRS statement for the unrestricted Shares to us via email so the unrestricted Shares can be deposited electronically through the DTC/CDS system. Our email address is [•].

1 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

2 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

Sincerely,

(Print Name of Firm)

(Signature of Authorized Representative)

(Print Name and Capacity of Signer)

(Telephone Number)

Exhibit B

Distribution Representation Letter

Odyssey Trust Company

Trader’s Bank Building 702, 67

Yonge Street, Toronto

ON M5E 1J8

Re: Canopy Growth Corporation

Ladies and Gentlemen:

The undersigned entity (the “Entity”) is distributing an aggregate of _ common shares (the “Shares”) of Canopy Growth Corporation (the “Company”) to the persons set forth on Schedule I hereto (the “Distributees”) under the Company’s registration statement on Form S-1 (File No. 333- [•]) filed with the U.S. Securities and Exchange Commission (“SEC”) on [June [•], 2024]3 (the “Registration Statement”) and the related prospectus filed with the SEC pursuant to Rule 424(b)(3) on [June [•], 2024]4 (the “Distribution”). In connection with the Distribution, the Entity represents and warrants:

1.	The Entity is a [•][5] [•][6];

2.	There are no liens on any of the Shares;

3.	The Distribution is being made in-kind, on a pro rata basis to the Entity’s members, partners or stockholders and otherwise in accordance with the Plan of Distribution section set forth in the Registration Statement;

4.	The Distributees are not paying any consideration for the Shares;

5.	The Distribution is being made in accordance with the terms of the Entity’s [limited liability company agreement/limited partnership agreement/charter and bylaws]; and

6.	None of the Distributees are affiliates (as such term is defined in Rule 144(a) under the Securities Act of 1933, as amended) of the Company.

[Remainder of the page intentionally left blank.]

3 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

4 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

5 State jurisdiction of formation (e.g., Delaware, New York, Cayman Islands, etc.).

6 State the type of entity (e.g., limited liability company, limited partnership, corporation, etc.)

Sincerely,

(Print Name of Entity)

(Signature of Authorized Representative of Entity)

(Print Name and Capacity of Signer)

(Telephone Number)

Schedule I

Information Regarding Distributees

Name	Number of Shares	Address	Telephone Number	Email

Exhibit C

Securities Transfer Form

Clear Form Print

SECURITIES TRANSFER FORM

(IRREVOCABLE STOCK POWER OF ATTORNEY)

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

Name of Transferee (new Securityholder) * if multiple transferees, indicate see attached letter and provide instructions on a letter

Mailing Address of
Transferee

City, Prov/State, Postal Code, Country of Transferee	Email Address of Transferee*

registered in the names(s) of:
Number of Securities to be Transferred	Class or Type of Securities to be Transferred

Name of Transferor (Current Registration on Certificate or DRS)

on the books of

Name of Issuer (on
Certificate or DRS)

represented by		and hereby irrevocably
Certificate Number if applicable - otherwise leave blank

constitutes and appoints Odyssey Trust Company as the attorney of the undersigned to transfer the said securities with full power of substitution in this matter.

Dated:

Signature/Medallion Guaranteed by:	Signature(s) of securityholder(s):
Place Stamp in this Box

To verify the signature guarantee, please include the full name or a business card of the signatory from the Schedule I banking institution.

The signature of this assignment must correspond with the name as written upon the face of the attached securities certificate or DRS statement/advice in every particular without alteration or enlargement, or any change whatsoever, and must be signature guaranteed by a member of a recognized Medallion Signature Guarantee Program (STAMP, SEMP or MSP) or a Canadian Schedule I bank (BNS, RBC or TD only). Where the signature guarantee is from a Schedule I bank, if the securities are registered in the name of a corporation, limited company or sole proprietorship, a current resolution of the directors must be provided confirming the authorized signing officer(s); other legal entities must provide proof of authority to sign. To verify the signature guarantee, please include the full name or a business card of the signatory from the Schedule I banking institution.

PRIVACY NOTICE: At Odyssey Trust Company, we take your privacy seriously. When providing services to you, we receive non-public, personal information about you. We receive this information through transactions we perform for you or an issuer in which you hold securities, from enrolment forms and through other communications with you. We may also receive information about you by virtue of your transactions with affiliates of Odyssey Trust Company or other parties. This information may include your name, social insurance number, securities ownership information and other financial information. With respect to both current and former customers, Odyssey Trust Company does not share non-public personal information with any non-affiliated third party except as necessary to process a transaction, service your account or as permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you, and we maintain physical, electronic and procedural safeguards to protect your personal information. Odyssey Trust Company realizes that you entrust us with confidential personal and financial information and we take that trust very seriously. By providing your personal information to us and signing this form, we will assume, unless we hear from you to the contrary, that you have consented and are consenting to this use and disclosure. A complete copy of our Privacy Code may be accessed at www.odysseytrust.com, or you may request a copy in writing Attn: Chief Privacy Officer, Odyssey Trust Company at 350 – 409 Granville St, Vancouver, BC, V6C 1T2.

* By providing your email address you consent to the electronic delivery of future securityholder mailings from the Issuer. Should you wish to revoke this consent you can do so in writing at any time the address above.

Transfers to US Residents or US

Taxpayers Cost Basis

Information Required

If a securities transfer request involves a transfer to one or more US residents or US taxpayers, we require additional information about the transfer. Where no information is provided, we are required to treat the transfer as a gift and will reflect this information on the securities issued as at the date we receive the transfer request.

Please indicate the reason for the transfer below and provide the cost basis information that we are required to maintain in accordance with IRS Regulations. The completed form must be submitted with the transfer request:

☐    This transfer is a Gift.

Date of Gift
Fair Market Value	USD

☐    This transfer is an Inheritance due to the death of the registered owner.

Date of Death
Valuation of Shares	USD

☐    This transfer is a Private Sale.

Acquisition Date
Purchase Price	USD

Brokerage firms and other financial institutions that are submitting a request:

1.	To deposit securities of a US resident or US taxpayer are reminded to provide a Transfer Control Number and Holder Account Number that we can reference when providing the cost basis information for the securities being deposited within 15 days of the transfer; OR

2.	To withdraw securities are reminded to provide the cost basis information if the new securityholder is a US resident or US taxpayer so that we can maintain this information on our records and pass it on as required.

If transfer is no change in beneficial ownership, please certify as such, and cost basis will be handled accordingly.